Exhibit 99.1

DevvStream Affiliate Monroe Sequestration Partners Signs Agreement with Southern Energy to Anchor Major Carbon Capture Project in Louisiana

DevvStream’s October 2024 acquisition of 50% of the common interests in Monroe Sequestration Partners directly connects the Company to one of the Gulf Coast’s most strategic carbon storage and clean fuel sectors

CALGARY, Alberta, May 8, 2025 — DevvStream Corp. (Nasdaq: DEVS) (“DevvStream” or the “Company”), a leading carbon management firm specializing in the development, investment, and sale of environmental assets, today announced that Monroe Sequestration Partners (“Monroe”), in which DevvStream acquired a 50% common-interest stake in October 2024, has signed a Collaboration Agreement (the “Agreement”) with Southern Energy, a Wyoming-based clean fuels company proposing the development of a $1 billion (USD) methanol and sustainable aviation fuel (“SAF”) facility in Louisiana.

The Agreement outlines a strategic partnership in which Monroe would provide permanent CO₂ sequestration through its Class VI storage site, expected to be operational in 2027, while Southern Energy would capture emissions from its planned biomass-to-fuel facility, targeting production in 2028. The parties aim to generate high-quality carbon credits and support compliance with global decarbonization mandates in aviation and maritime transport industries. The Company anticipates entering into additional definitive binding agreements reflecting the terms outlined in the Agreement during Q2 of this year.

“Monroe’s combination of Class VI storage readiness, local access, and commercial reach positions it among the most advanced carbon storage developers in the country,” said Carl Stanton, Chairman of DevvStream. “Louisiana is quickly becoming the carbon capture capital of the U.S., and this agreement underscores Monroe’s leadership in delivering durable, monetizable carbon removal solutions.”

About Southern Energy’s Project

Southern Energy plans to build a biomass-to-fuel facility in Louisiana to produce low-carbon methanol and SAF with an anticipated project cost of approximately $1 billion. Using proven syngas technology and a large-scale regional feedstock strategy, the facility is designed to serve both maritime and aviation sectors. Integrated carbon capture is expected to drive exceptionally low lifecycle carbon intensity (“CI”) scores while generating 45Q tax credits and other monetizable environmental assets.

The facility is expected to benefit from Northern Louisiana’s location within the Southern Wood Basket—the largest biomass-producing region in North America. According to market studies, the North Louisiana–South Arkansas corridor ranks among the top five U.S. markets for pulpwood and forest residual availability, providing secure, scalable access to sustainably sourced feedstock.

“Southern Energy’s platform aligns directly with recent federal initiatives supporting clean energy infrastructure,” added Sunny Trinh, CEO of DevvStream. “The combination of permanent sequestration, proven fuel tech, and policy momentum makes this a standout project.”

Strategic Importance of Louisiana

Louisiana is emerging as a national hub for carbon capture and storage (“CCS”). As one of only four states with U.S. EPA-approved primacy over Class VI wells, it can independently permit carbon storage projects—potentially cutting years off timelines. According to Bloomberg (April 2025), over a dozen CCS projects are already underway across the state, backed by more than $4.5 billion (USD) in anticipated investment.

Recent federal policy changes have the potential to increase this momentum. The current administration’s first 100 days brought a sweeping realignment around CCS—executive orders prioritized permitting, expanded 45Q incentives, and encouraged private-sector deployment. Monroe’s early position and deep ties in Louisiana provide a unique potential advantage as demand for durable carbon removal grows.

Strategic Implications for DevvStream

For DevvStream, this Agreement has the potential to strengthen its infrastructure-backed carbon credit pipeline and to deepen its exposure to permanent sequestration revenues. As co-owner of Monroe, DevvStream is expected to support project development, credit packaging, and long-term monetization efforts.

This Agreement also reinforces DevvStream’s broader investment strategy: leveraging partnerships with industrial emitters to scale environmental asset generation under favorable policy, geographic, and commercial conditions.

About DevvStream

Founded in 2021, DevvStream is a leading carbon management firm specializing in the development, investment, and sale of environmental assets, energy transition, and innovative carbon management solutions. The Company's mission is to create alignment between sustainability and profitability, helping organizations achieve their climate initiatives while directly improving their financial health.

With a diverse approach to energy transition and carbon markets, DevvStream operates across three strategic domains: (1) an offset portfolio consisting of nature-based, tech-based, and carbon sequestration credits for immediate sale to corporations and governments seeking to offset their most difficult-to-reduce emissions; (2) project investment, acquisitions, and industry consolidation to extend the company’s reach, allowing it to become a full end-to-end solutions provider; and (3) project development, where the company serves as project manager for eligible activities such as EV charging or renewable energy generation in exchange for a percentage of generated credits or I-RECs.

For more information, please visit www.devvstream.com.

About Monroe Sequestration Partners

Monroe Sequestration Partners is a carbon storage development platform based in northeast Louisiana, currently developing a Class VI sequestration facility expected to be operational in 2027. The company enables industrial emitters to meet climate targets through permanent carbon removal and credit generation.

About Southern Energy

Based in Wyoming, Southern Energy is developing a $1 billion low-carbon fuels facility in Louisiana that will produce methanol and sustainable aviation fuel from biomass using syngas-based technology. The facility is designed to serve global maritime and aviation markets, with integrated carbon capture to deliver low CI scores and premium environmental assets.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events, trends or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding DevvStream’s intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, DevvStream’s ability to continue as a going concern and to realize the benefits of its recently completed business combination, DevvStream’s ability to remain listed on Nasdaq, the volatility of the market price and the liquidity of DevvStream’s common shares, the impact from future regulatory, judicial, legislative or regulatory changes in DevvStream’s industry, the trends in the carbon credit markets, future performance and anticipated financial impacts of certain transactions by DevvStream or others, the growth and value of the global carbon credit or I-REC market traded value, the potential of carbon credits to provide carbon emission reductions and reduce carbon emissions to limit global warming, estimated CO2 capture, sequestration, decarbonization or storage capacities or potentials of different projects in which DevvStream is investing, or DevvStream’s opportunity pipeline and the ability of such opportunities to generate I-RECs, carbon credits, or tax credits each year, or the market growth and value of these markets, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DevvStream and its management are inherently uncertain and subject to material change. Given these risks, uncertainties, and other factors, you should not place undue reliance on these forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Any agreement described herein is subject to customary conditions and the ongoing performance of project partners, and there can be no assurance that all contemplated environmental assets will be issued or monetized. Moreover, there can be no assurance that any future agreements described herein will be executed.

These forward-looking statements are expressed in good faith, and DevvStream believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and DevvStream is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in filings made by, or to be made by, DevvStream from time to time with the SEC and with the Canadian securities regulatory authorities. This news release is not an offer to sell or the solicitation of an offer to buy, any securities of DevvStream and this news release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in DevvStream. All subsequent written and oral forward-looking statements concerning DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

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